                                                                   EXHIBIT 10.17

                          SECOND AMENDMENT AND WAIVER
                          DATED AS OF OCTOBER 30, 1996

          This SECOND AMENDMENT AND WAIVER (this "Waiver") is among WHITTAKER CORPORATION, a Delaware corporation (the "Borrower"), the Financial Institutions party to the Credit Agreement referred to below (the "Lenders"), and NATIONSBANK OF TEXAS, N.A., as agent (the "Agent") for the Lenders thereunder.

                            PRELIMINARY STATEMENTS:

          1. The Borrower, the Lenders and the Agent have entered into an Amended and Restated Credit Agreement dated as of April 10, 1996 (as amended to date, the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

          2. The Borrower has requested that the Lenders (i) waive, during the period starting on and including November 3, 1996 to (but not including) December 18, 1996 (the "Waiver Period"), any Default arising as a result of non-compliance with Section 6.04(a), (b) or (c) of the Credit Agreement, and (ii) amend the Credit Agreement to permit a sale-leaseback transaction that would not otherwise be permitted under the terms of the Credit Agreement.

          3. The Required Lenders are, on the terms and conditions stated below, willing to grant the requests of the Borrower.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT.  Effective as of the date
                      ------------------------------
hereof and subject to the satisfaction of the conditions precedent set forth in
Section 3 hereof, the Credit Agreement is hereby amended as follows:

          (a) Section 1.01 of the Credit Agreement is amended by adding thereto, in appropriate alphabetical order, the following defined terms:

          "`FIRST AMENDMENT' means the First Amendment and Waiver dated as of
            ---------------
     September 9, 1996 among the Borrower, the Lenders and the Agent.

          `SECOND AMENDMENT' means the Second Amendment and Waiver dated as of
           ----------------
     October 30, 1996 among the Borrower, the Lenders and the Agent.

          `SECOND AMENDMENT EFFECTIVE DATE' means the first date on which  each
           -------------------------------
     of the conditions set forth in Section 3 of the Second Amendment is satisfied or waived."

          (b)  The definition of the term "Applicable Margin" appearing in
Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "`APPLICABLE MARGIN' means, with respect to any Base Rate Advances or
            -----------------
Eurodollar Rate Advances, a percentage per annum determined by reference to the applicable Cash Flow Ratio as set forth below:

                                        Applicable Margin for      Applicable Margin for
          Cash Flow Ratio                 Base Rate Advances     Eurodollar Rate Advances
          ---------------               ---------------------    ------------------------
          less than 1.75:1.0                     0.0%                     1.00%

          1.75:1.0 or greater, but               0.0%                     1.375%
            less than 2.50:1.0

          2.50:1.0 or greater, but               0.25%                    1.625%
            less than 3.25:1.0

          3.25:1.0 or greater, but               0.50%                    1.875%
            less than 4.00:1.0

          4.00:1.0 or greater, but               1.00%                    2.500%
            less than 5.00:1.0

          5.00 or greater                        1.00%                    3.00%

The Applicable Margin for each Base Rate Advance and Eurodollar Rate Advance shall be determined by reference to the Cash Flow Ratio in effect from time to time; provided, however, that (i) from and after the Second Amendment Effective
      --------  -------
Date until receipt by the Agent of the Borrower's audited financial statements for the fiscal year ended October 31, 1996 and the related Compliance Certificate required pursuant to Section 6.03(e), the Cash Flow Ratio shall be deemed to be 5.00:1.0 or greater, (ii) no change (except pursuant to the foregoing clause (i) and except as provided in clause (iii) below) in the Applicable Margin shall be effective until three Business Days after the date on which the Agent receives financial statements pursuant to Section 6.03(c) or (d) and a Compliance Certificate delivered pursuant to Section 6.03(e), demonstrating such Cash Flow Ratio, (iii) if at any time, and for so long as, a Default has occurred and is continuing based on the Borrower's failure to deliver the financial statements and Compliance Certificates required pursuant to Section 6.03(c), (d) and (e), as the case may be, the Cash Flow Ratio shall be deemed to be 5.00:1.0 or greater and any change in the Applicable Margin resulting from such deemed Cash Flow Ratio shall be effective, (iv) except as provided in the following clause (v), upon the effectiveness of any change in the Applicable Margin, the new Applicable Margin shall be given retroactive effect as to each outstanding Advance to the then most recent of (a) the first day of the then current fiscal quarter of the Borrower, and (b) the last date on which interest was due and payable in respect of such Advance, and (v) upon the effectiveness of any change in the Applicable Margin pursuant to the foregoing clause (i), or pursuant to the foregoing clause (ii) at any time when the Applicable Margin is determined pursuant to the foregoing clause (iii), the new Applicable Margin shall be given effect only as of the effectiveness thereof (and shall not be given retroactive effect)."

          (c) Section 6.02(b)(vi) of the Credit Agreement is hereby amended by adding thereto, immediately following the words "aggregate outstanding principal amount", the following: "for all such

Debt (other than any Debt in respect of a Capitalized Lease, if any, of the properties subject to the sale-leaseback transaction permitted under Section 6.02(e)(ix))".

          (d) Section 6.02(e) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of Section 6.02(e)(vii), (ii) deleting the period at the end of Section 6.02(e)(viii) and replacing it with "; and" and (iii) adding thereto a new Section 6.02(e)(ix) to read as follows:

               "(ix) the sale by the Borrower of its three building office complex located in Simi Valley, California in connection with a sale-lease back of such property but only if such sale (A) is for fair market value and is consummated on or prior to January 30, 1997, (B) is for cash and results in gross cash proceeds to the Borrower of not less than $13,000,000, and (C) the lease obligations entered into in connection therewith do not require payments by the Borrower or any of its Subsidiaries in excess of $2,500,000 in any period of twelve consecutive months."

          SECTION 2.  WAIVER.  Effective as of (and including) November 3, 1996
                      ------
and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Lenders hereby waive, during the Waiver Period only, any Default arising as a result of non-compliance with Section 6.04(a), (b) or (c) of the Credit Agreement.

          SECTION 3.  CONDITIONS TO EFFECTIVENESS.  This Waiver shall become
                      ---------------------------
effective when (a) the Agent has executed this Waiver and has received counterparts of this Waiver executed by the Borrower and the Required Lenders and counterparts of the Consent appended hereto (the "Consent") executed by each of the Guarantors and Grantors (as defined in the Security Agreement) listed therein (such Guarantors and Grantors, together with the Borrower, each a "Loan Party" and, collectively, the "Loan Parties"), and (b) the Agent shall have received favorable opinions of (i) Latham & Watkins, special counsel to the Borrower, as to the enforceability of this Waiver and the Loan Documents as modified hereby and as to such other matters as the Agent or the Required Lenders may reasonably request, and (ii) the Vice President-General Counsel of the Borrower, as to the due authorization, execution and delivery of this Waiver and as to such other matters as the Agent or the Required Lenders may reasonably request.

          SECTION 4.  REPRESENTATIONS AND WARRANTIES.  The Borrower represents
                      ------------------------------
and warrants as follows:

               (A)  AUTHORITY.  The Borrower and each other Loan Party has the
                    ---------
     requisite corporate power and authority to execute and deliver this Waiver or the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Waiver and by each other Loan Party of the Consent, and the performance by each Loan Party of each Loan Document (as modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

               (B)  ENFORCEABILITY.    This Waiver has been duly executed and
                    --------------
     delivered by the Borrower. The Consent has been duly executed and delivered by each Guarantor. This

     Waiver and each Loan Document (as modified hereby) is the legal, valid and binding obligation of each Loan Party party hereto or thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

               (C)  REPRESENTATIONS AND WARRANTIES.  The representations and
                    ------------------------------
     warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

               (D)  NO DEFAULT.  After giving effect to this Waiver, no event
                    ----------
     has occurred and is continuing that constitutes a Default.

          SECTION 5.  REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.  (a)  Upon
                      ---------------------------------------------
and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

          (b) Except as specifically modified above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations under and as defined therein, in each case as amended hereby.

          (c) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 6.  EXECUTION IN COUNTERPARTS.  This Waiver may be executed in
                      -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Waiver or such Consent.

          SECTION 7.  GOVERNING LAW.  This Waiver shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of New York.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              WHITTAKER CORPORATION,
                              a Delaware corporation


                              By:   /s/ John K. Otto
                                  -------------------------------------------
                                    John K. Otto
                                    Treasurer



                              NATIONSBANK OF TEXAS, N.A.,
                              as Agent


                              By:   /s/ Andrea C. Defterios
                                  -------------------------------------------
                                    Andrea C. Defterios
                                    Vice President

                              Lenders:
                              -------

                              NATIONSBANK OF TEXAS, N.A.


                              By:   /s/ Andrea C. Defterios
                                  -------------------------------------------
                                    Andrea C. Defterios
                                    Vice President


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION


                              By:   /s/ Lori Y. Kannegieter
                                  -------------------------------------------
                                    Title: Managing Director


                              CIBC INC.


                              By:   /s/ R. Wagner
                                  -------------------------------------------
                                    Title: Agent


                              CITY NATIONAL BANK, N.A.


                              By:   /s/ Erich Bollinger
                                  -------------------------------------------
                                    Title: Vice President


                              COMERICA BANK-CALIFORNIA


                              By:   /s/ Scott J. Smith
                                  -------------------------------------------
                                    Title: Assistant Vice President


                              IMPERIAL BANK


                              By:   /s/ John F. Farrace
                                  -------------------------------------------
                                    Title: Assistant Vice President

                              KREDIETBANK N.V.


                              By:   /s/ Robert Snauffer
                                  -------------------------------------------
                                    Title: Vice President


                              By:   /s/ Tod R. Angus
                                  -------------------------------------------
                                    Title: Vice President

                              SANWA BANK CALIFORNIA


                              By:
                                  -------------------------------------------
                                    Title:


                              SUMITOMO BANK OF CALIFORNIA, N.A.


                              By:
                                  -------------------------------------------
                                    Title:


                              TRANSAMERICA BUSINESS CREDIT
                               CORPORATION


                              By:   /s/ Perry Vavoules
                                  -------------------------------------------
                                    Title: Senior Vice President


                              UNION BANK OF CALIFORNIA, N.A.



                              By:   /s/ William Swiontek
                                  -------------------------------------------
                                    Title: Vice President